Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Robert W. Baird & Co. Incorporated, Charles Schwab & Co., Inc.,

Raymond James Financial Services, Inc.

and UBS Financial Services Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2019

The Offer and withdrawal rights will expire on October 21, 2019 and this Notice of Withdrawal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 21, 2019, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Regular Mail	Overnight Mail	Fax: (617) 956-0400
State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund PO Box 5493 Boston, MA 02206-5501	State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund 1 Heritage Drive, Mail Code: OHD0100 North Quincy, MA 02171	FOR ADDITIONAL INFORMATION CALL: (855) 890-7725

You are responsible for confirming that this Notice is received timely by State Street Bank and Trust Company, the Fund’s administrator. To assure good delivery, please send this page to State Street Bank and Trust Company and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2019

The Offer and withdrawal rights will expire on October 21, 2019 and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by

11:59 p.m., Eastern Time, on October 21, 2019, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Citi Global Markets, Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2019

The Offer and withdrawal rights will expire on October 21, 2019 and your Citi Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by

11:59 p.m., Eastern Time, on October 21, 2019, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Citi Financial Advisor/Portfolio Manager.

For additional information call your Citi Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Citi Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Hightower Securities, LLC, Fidelity Brokerage Services LLC,

RBC Capital Markets LLC, and Concert Wealth Management Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2019

The Offer and withdrawal rights will expire on October 21, 2019 and this Notice of Withdrawal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 21, 2019, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund

For Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2019

The Offer and withdrawal rights will expire on October 21, 2019 and this Notice of Withdrawal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 21, 2019, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Morgan Stanley Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Morgan Stanley Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date